                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.      )

Filed by the Registrant   X
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Check the appropriate box:

      Preliminary Proxy Statement          Confidential, for Use of the
                                           Commission Only
                                           (as permitted by Rule 14a-6(e)(2))
  X   Definitive Proxy Statement

      Definitive Additional Materials      Soliciting Material Pursuant to
                                           Rule 14a-11(c) or Rule 14a-12

                          The Hirtle Callaghan Trust
               (Name of Registrant as Specified in its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

  X   No fee required

    Fee computed on a table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is
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    Check box if any part of the fee is offset as provided by Exchange Act Rule
       0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

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(4)    Date Filed:

                          THE HIRTLE CALLAGHAN TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                      OF
          THE GROWTH EQUITY PORTFOLIO AND THE VALUE EQUITY PORTFOLIO

                        TO BE HELD ON JANUARY 12, 1998

TO THE SHAREHOLDERS:

  A Special Meeting of shareholders of The Growth Equity Portfolio ("Growth Portfolio") and shareholders of The Value Equity Portfolio ("Value Portfolio") of The Hirtle Callaghan Trust (the "Trust") will be held on January 12, 1998, at the Trust's principal office, located at 575 East Swedesford Road, Wayne, PA 19087-1613, at 10:00 a.m.

  At the Special Meeting, shareholders of the Growth Portfolio will be asked:

    (1) To approve the engagement of Goldman Sachs Asset Management ("GSAM") to provide portfolio management services to the Growth Portfolio pursuant to a portfolio management agreement between the Trust and GSAM ("GSAM Agreement"); and

    (2) To approve an amendment of the GSAM Agreement pursuant to which GSAM would be compensated on a performance fee basis.

  At the Special Meeting, shareholders of the Value Portfolio will be asked:

    (3) To approve an amendment to the Portfolio Management Agreement between the Trust and Institutional Capital Corporation ("ICAP") relating to The Value Equity Portfolio, which amendment will increase the fee to which ICAP is entitled for its services to The Value Equity Portfolio.

  Shareholders of the Growth Portfolio and the Value Portfolio will also transact such further business as may properly come before the meeting or any adjournment thereof.

  Shareholders of record of the Growth Portfolio or of the Value Portfolio at the close of business on November 21, 1997 are entitled to notice of the Special Meeting and any adjournments thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

  It is important that you return your signed proxy promptly so that a quorum may be assured.

        BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

                          THE HIRTLE CALLAGHAN TRUST
                           575 EAST SWEDESFORD ROAD.
                             WAYNE, PA 19087-1613

                                PROXY STATEMENT

  The enclosed form(s) of Proxy is solicited by the Board of Trustees (the "Board") of The Hirtle Callaghan Trust (the "Trust"), with respect to The Growth Equity Portfolio (the "Growth Portfolio") and The Value Equity Portfolio ("Value Portfolio"). Proxies so solicited are intended for use at a special meeting of shareholders of the Growth Portfolio and the Value Portfolio (collectively, the "Portfolios") or any adjournment of that meeting (the "Special Meeting"), to be held on January 12, 1998, at 575 East Swedesford Road, Wayne, PA 19087-1613. The purpose of the Special Meeting is to consider the approval of certain portfolio management arrangements, as set forth in the Notice of Meeting accompanying this proxy statement and more fully described below ("Proposals"). It is anticipated that this Proxy Statement and form of proxy will first be mailed to shareholders on or about December 12, 1997.

  Only persons who were shareholders of record of at least one of the Portfolios as of November 21, 1997 ("Record Date") are entitled to notice of the Special Meeting.

  Persons who were shareholders of record of the Growth Portfolio on the Record Date are entitled to vote at the Special Meeting with regard to Proposals 1 and 2, each relating to the investment advisory arrangements with Goldman Sachs Asset Management ("GSAM") relating to the Growth Portfolio. On the Record Date, the Growth Portfolio had outstanding 11,608,540.215 shares, each share being entitled to one vote. The presence of the holders of 40% of the outstanding shares of the Growth Portfolio on the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to the Growth Portfolio. Persons and groups known by management to own beneficially 5% or more of the shares of the Growth Portfolio are listed in this Proxy Statement under the heading "Information about the Trust."

  Persons who were shareholders of record of the Value Portfolio on the Record date are entitled to vote at the Special Meeting with respect to Proposal 3, relating to investment advisory arrangements with Institutional Capital Corporation ("ICAP") relating to the Value Portfolio. On the Record Date, the Value Portfolio had outstanding 8,903,576.289 shares, each share being entitled to one vote. The presence of the holders of 40% of the outstanding shares of the Value Portfolio on the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to the Value Portfolio. Persons and groups known by management to own beneficially 5% or more of the shares of the Value Portfolio are listed in this Proxy Statement under the heading "Information about the Trust."

  The table below summarizes the several proposals to be presented at the Meeting and the Portfolio to which each relates.

   PROPOSAL                                   SHAREHOLDERS ENTITLED TO VOTE
   --------                                   -----------------------------
   Proposal No. 1:
     Proposal to Approve the GSAM engagement  Growth Portfolio shareholders
   Proposal No. 2:
     Proposal to Approve the Performance Fee
      Amendment                               Growth Portfolio shareholders
   Proposal No. 3:
     Proposal to Approve an Increase in the
      Advisory Fee Paid to ICAP               Value Portfolio shareholders

  If the accompanying form of Proxy is executed properly and returned, shares represented by such Proxy will be voted at the Special Meeting in accordance with the instructions on the form of Proxy. If no instructions are specified, shares will be voted FOR the approval of the Proposals. If the votes required to approve Proposals are not received, the persons named as proxies on the accompanying form of proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies on the enclosed form of proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke the proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated form of proxy to the Trust.

  Copies of the Trust's most recent annual report, dated June 30, 1997 including financial statements, have previously been delivered to shareholders of the Trust. Shareholders of the Trust may obtain without charge additional copies of such reports by writing to the Trust at 575 East Swedesford Road, Wayne, PA 19087-1613.

                                 INTRODUCTION

  SUMMARY OF PROPOSALS RELATING TO THE GROWTH PORTFOLIO. Since the Growth Portfolio commenced operations on August 8, 1995, until September 29, 1997, Westfield Capital Management (hereinafter, "Westfield" or the "Prior Manager") served, pursuant to the terms of a separate agreement ("Prior Agreement"), as one of two investment advisory organizations retained by the Trust to provide portfolio management services for the Growth Portfolio. As more fully described below, the Board determined that it would be in the best interests of the Growth Portfolio to replace the Prior Manager with another investment management organization.

  Accordingly, at a meeting of the Board held on September 12, 1997, the Board approved the termination of the Prior Agreement and the engagement of GSAM, a separate operating division of Goldman, Sachs & Co., ("Goldman Sachs") under an agreement between GSAM and the Trust ("GSAM Agreement"). Under the Investment Company Act of 1940 ("Investment Company Act"), if shareholder approval of the GSAM Agreement is not obtained within 120 days of the date on which the GSAM Agreement became effective, the GSAM Agreement will terminate.

  The GSAM Agreement became effective, and the Prior Agreement terminated, on September 29, 1997. Under the GSAM Agreement, GSAM is compensated for providing portfolio management services to the Growth Portfolio at the same rate at which the Prior Manager was compensated for its services; all other provisions of the GSAM Agreement are substantially the same as those of the Prior Agreement. A copy of the GSAM Agreement appears as Exhibit A to this Proxy Statement. The GSAM Agreement is discussed below, as Proposal I.

  The Board has also considered and approved an amendment ("Performance Fee Amendment") to the GSAM Agreement that would permit GSAM to be compensated on a performance fee basis. The Performance Fee Amendment in the form described in this Proxy Statement was ultimately approved by the Board, subject to the approval of the Growth Portfolio's shareholders. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to GSAM, when compared to the current fixed fee arrangement. A copy of the form of Performance Fee Amendment appears as Exhibit B to this Proxy Statement. The Performance Fee Amendment is discussed below, as Proposal II.

  If both the GSAM Agreement and the Performance Fee Amendment are approved by the shareholders of the Growth Portfolio, the Performance Fee Amendment will become effective on the first day of the month following the date of the shareholder approval and, unless sooner terminated, the GSAM Agreement will remain in force, as amended, until September 29, 1999. The GSAM Agreement, as amended, will continue in effect from year to year thereafter in accordance with its terms for so long as it is approved annually by the Trust's Board of Trustees. If the GSAM Agreement (Proposal I) is approved but the Performance Fee Amendment (Proposal II) is not approved, the GSAM Agreement will continue in effect and GSAM will be entitled to compensation for its services at the rate currently specified in that agreement. If Proposal I is not approved, the GSAM Agreement will terminate. Finally, shareholders should be aware that Proposal II is contingent on the approval of Proposal I. Thus, if Proposal II is approved but Proposal I is defeated, the GSAM Agreement will terminate, as noted above. In the event of termination of the GSAM Agreement, the Board will meet to determine what action should be taken with respect to the management of that portion of the Growth Portfolio's assets that are currently managed by GSAM.

   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS I AND II.

  SUMMARY OF PROPOSALS RELATING TO THE VALUE PORTFOLIO. Since the commencement of its operations on August 25, 1995, Institutional Capital Corporation ("ICAP") has provided portfolio management services for at least one-half of the total assets of the Value Portfolio. Under the terms of its portfolio management agreement with the Value Portfolio, ICAP is currently entitled to receive as compensation for its services a fee calculated at the annual rate of .30% of the average net assets of that portion of the Value Portfolio ("ICAP Account") from time to time allocated to ICAP by the Trust's Board. ICAP has requested, and the Board has approved, subject to the approval of the shareholders of the Value Portfolio, an increase of .05% (or 5 basis points) in the rate at which the advisory fee payable to ICAP is calculated. Under the Investment Company Act, such fee increase may not take effect unless and until it is approved by a majority of the outstanding shares of the Value Portfolio. A copy of the proposed amendment to the ICAP Agreement appears as Exhibit C to this Proxy Statement. The proposal to increase ICAP's fee is discussed below, as Proposal III.

       THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL III

                  PROPOSAL I: APPROVAL OF THE GSAM AGREEMENT

  SUMMARY AND BACKGROUND. The investment objective of the Growth Portfolio is to provide capital appreciation, with income as a secondary consideration. The Growth Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities traded on registered exchanges or in the over-the-counter market in the U.S. In selecting securities for the Growth Portfolio, the Growth Portfolio's Investment Managers generally emphasize equity securities with long-term earnings growth potential and relatively higher price earnings ratios than the average range for stocks included in the Standard & Poor's 500 Stock Index ("S&P Index"), a widely followed, unmanaged index of common stocks. When it commenced operations in August, 1995, the Growth Portfolio was served by two separate investment management organizations: Westfield and Jennison Associates Capital Corp. Although investment managers are each required to adhere to the Growth Portfolio's investment objective, policies and restrictions, it is the intention of the Board that each will do so in the context of its own management style. As part of its overall responsibility to supervise these managers, the Board attempts to ensure that the respective portfolio management styles are complementary. Hirtle Callaghan & Co., Inc. ("Hirtle Callaghan") is responsible for monitoring the overall investment performance of each of the Trust's several Portfolios, including the Growth Portfolio, as well as the performance of those investment advisory organizations retained by the Trust to provide portfolio management services to the portfolios.

  For much of the period since the Growth Portfolio's inception, that portion of the Growth Portfolio allocated to Westfield began to underperform the S&P Index. Westfield's performance also lagged the performance of the Russell 1000 Growth Stock Index (the "Russell 1000 Growth Index"), an unmanaged index of common stocks that includes a broader range of common stock issues than the S&P Index. Although the overall benchmark for the Growth Portfolio's performance is the S&P Index, the Growth Portfolio's stated investment policy is to invest primarily in equity securities with long-term earnings growth potential and relatively higher price earning ratios than the average range for stocks included in the S&P Index. This, in Hirtle Callaghan's view, means that the performance of the Growth Portfolio, or of its individual managers, relative to the Russell 1000 Growth Index is an appropriate factor to consider in assessing whether the Growth Portfolio is positioned to capture the asset class in which it is designed to focus. After conducting an extensive manager search, Hirtle Callaghan recommended to the Board that GSAM be retained to replace Westfield. This recommendation was approved at a meeting of the Board held on September 12, 1997. At that meeting, the Board, including a majority of those

Trustees ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of the Investment Company Act, also approved the GSAM Agreement.

  FACTORS CONSIDERED BY THE BOARD OF TRUSTEES. During the course of its deliberations, the Board considered the recommendations and investment analysis of Hirtle Callaghan, as summarized above. The Board also discussed information provided to it relating to the management style and past performance record of GSAM, as well as information relating to the nature and quality of the services to be provided by GSAM, the background and experience of those individuals who would be responsible for making day-to-day investment decisions with respect to assets of the Growth Portfolio and fees paid to GSAM by other registered investment companies to which GSAM provides investment advisory services. The Board also considered the fact that the terms and conditions set forth in the GSAM Agreement are substantially the same as those contained in the Prior Agreement and, in particular, that the advisory fee to be paid to GSAM was the same as the advisory fee paid by the Growth Portfolio to Westfield. The Trustees also discussed the fact that Westfield had entered into an agreement pursuant to which the firm would be acquired by a subsidiary of Private Bancorp, Inc., a bank holding company whose shares are publicly traded.

  The Board was also advised by counsel regarding its responsibilities under
Section 15(c) of the Investment Company Act and the requirements of Section 15(a) of that Act. In particular, it was noted that Section 15 of the Investment Company Act normally would prohibit any person from serving as an investment adviser to a registered investment company unless the written contract has been approved by the shareholders of that company. Counsel also discussed the exception to this requirement contained in rule 15a-4 under the Investment Company Act. Under that provision, an adviser may provide advisory services to an investment company pursuant to a written contract approved by the investment company's board of directors (including those directors who are not "interested persons" of the company or the adviser) in the event that a prior advisory contract is terminated by action of such company's board. However, such contract must be approved within 120 days of its effective date by the shareholders of the affected company.

  COMPARISON OF THE GSAM AGREEMENT AND PRIOR AGREEMENTS. The terms and conditions set forth in the GSAM Agreement are, in all material respects, the same as those contained in the Prior Agreement except for the description of the portfolio manager, the effective and termination dates, and the modification of certain indemnification provisions included in the GSAM Agreement. Both agreements require the portfolio manager, subject to the overall supervision of the Board, to provide a continuous investment program for the assets of the Growth Portfolio, or that portion of such assets as may be, from time to time, allocated to it. Under both agreements, the named portfolio manager is responsible, among other things, for the provision of investment research, management of all investments and the selection of brokers and dealers through which securities transactions are executed, as well as the maintenance of certain records required under relevant provisions of the Investment Company Act. The agreements each also provide that the portfolio manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the portfolio manager for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the Growth Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the portfolio manager. Each of the agreements also provides for its termination, at any time and without penalty, either by the Trust or by the portfolio manager, in each case upon sixty days' written notice, and its termination in the event of an "assignment" as defined in the Investment Company Act.

  The GSAM Agreement was signed on September 18, 1997 and became effective on September 29, 1997, the date on which the Prior Agreement was terminated, in accord with rule 15a-4 of the Investment Company Act. It will continue in effect for two years from its effective date, unless sooner terminated, provided that the GSAM Agreement is approved by the shareholders of the Growth Portfolio within 120 days of such effective date. Thereafter, the GSAM Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Growth Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees. Section 5 of the

GSAM Agreement provides that the indemnification obligation of the portfolio manager with respect to information provided to the Trust by GSAM shall not apply unless the portfolio manager has had an opportunity to review such documents for a specified period of time prior to the date on which they are filed with the Securities and Exchange Commission ("SEC") and unless the portfolio manager is notified in writing of any claim for indemnification within specified periods. That section also provides that the Trust will indemnify the Portfolio Manager with respect to information included in filings made with the SEC by the Trust, other than information relating to, and provided in writing by, the Portfolio Manager.

  During the fiscal year ended June 30, 1997, Westfield received from the Growth Portfolio investment advisory fees of $179,941 in accordance with the Prior Agreement. The Prior Agreement was last approved by the Board (including the Independent Trustees) at a meeting of the Board held on May 6, 1997, and by the Trust's initial shareholder on July 21, 1995. The Prior Agreement also provided for the indemnification of the Trust under substantially the same conditions set forth in the GSAM Agreement, but did not condition this obligation on the notice and review conditions included in the GSAM Agreement. In addition, the Prior Agreement did not include the limited indemnification of Westfield by the Trust that is included in the GSAM Agreement.

  INFORMATION ABOUT GSAM. As noted above, GSAM, the principal offices of which are located at One New York Plaza, New York, New York 10004, is a separate operating division of Goldman Sachs. As of August 31, 1997, GSAM, together with its investment advisory affiliates, managed total assets in excess of $124.1 billion. Robert C. Jones, Victor Pinter and Kent Clark will be responsible for making day-to-day investment decisions for that portion of the Growth Portfolio allocated to GSAM. Mr. Jones, a chartered financial analyst and Managing Director of GSAM has been an officer and investment professional with GSAM since 1989. Mr. Pinter, Vice President joined GSAM in 1990. Mr. Clarke, a Vice President of GSAM, joined the firm in 1992; prior to 1992, he was studying for a Ph.D. in finance at the University of Chicago.

  The following table sets forth certain information about other registered investment companies, the investment objectives and policies of which are similar to those of the Growth Portfolio, for which GSAM provides portfolio management services.

                                                                 ASSETS AT
         FUND                                ADVISORY FEE*    OCTOBER 31, 1997
         ----                              ------------------ ----------------
                                           (AS A % OF ASSETS)    (MILLIONS)
   Goldman Sachs CORE US Equity Fund......        .75%             $153.2
   Goldman Sachs Growth and Income Fund...        .70%             $1,300
   Goldman Sachs Mid-Cap Equity Fund......        .75%             $247.6
   Goldman Sachs CORE Large Cap Growth
    Fund..................................        .75%             $ 43.4

--------
* Figures shown do not take into account fee waivers, if any, for the companies listed.

  Goldman Sachs is a worldwide investment banking firm and has its principal business address at 85 Broad Street, New York, New York 10004. The principal executive officers of Goldman Sachs are Jon S. Corzine and Henry M. Paulson. The principal occupation of Messrs. Corzine and Paulson is the management of Goldman Sachs. The general partners of Goldman Sachs are The Goldman Sachs Group, L.P. (a Delaware Limited Partnership) ("GSGLP") and The Goldman, Sachs & Co. L.L.C. (a Delaware limited liability company) ("GSCLLC"). The principal business address of the executive officers and general partners is 85 Broad Street, New York, New York 10004. The Goldman Sachs Corporation ("GSC") is the parent company of both GSGLP and GSCLLC. GSGLP is also a parent of GSCLLC. GSC is the sole general partner of GSGLP.

  VOTE REQUIRED FOR APPROVAL OF PROPOSAL I. Approval of the GSAM Agreement requires the approval of a "majority of the outstanding voting securities" of the Growth Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Growth Portfolio's outstanding voting securities. If the GSAM Agreement is not approved by the Growth Portfolio's shareholders at the Special Meeting (including any adjournments thereof), that agreement will terminate.

            PROPOSAL II: APPROVAL OF THE PERFORMANCE FEE AMENDMENT

  SUMMARY AND BACKGROUND. During the course of the Board's deliberations regarding the GSAM Agreement, the Board was apprised of GSAM's concern regarding the level of the advisory fee paid to the Prior Manager. Following a review of the existing fee structure under the GSAM and Prior Agreements, and based on the recommendation of Hirtle Callaghan, the Trustees approved a new fee structure, known as a "fulcrum fee" arrangement. If Proposal II is approved by shareholders of the Growth Portfolio, the fee schedule currently applicable under the GSAM Agreement will be replaced with the fee schedule set forth in Exhibit B to this proxy statement. Other than the fee schedule, all other provisions of the GSAM Agreement would remain as described in Proposal
I. The Trustees and Hirtle Callaghan believe that the new fee structure could provide an effective means to reward good relative performance for the Growth Portfolio, while enabling the Growth Portfolio to realize the benefit of lower fees when fund performance has not reached desired levels.

  DESCRIPTION OF THE PERFORMANCE FEE AMENDMENT. Under the Performance Fee Amendment, GSAM would be entitled to receive a base fee ("Base Fee") calculated at the annual rate of .30% (or 30 basis points) of the average net assets of that portion of the Growth Portfolio's assets assigned to GSAM ("GSAM Account") plus or minus a specified adjustment designed to reflect the performance of the GSAM Account relative to the performance of the Russell 1000 Growth Index plus 30 basis points. This 30 basis point "performance hurdle" is designed to assure that GSAM will earn a performance adjustment only with respect to the value that its portfolio management adds to the GSAM Account. Shareholders should be aware, however, that one consequence of the Performance Fee Amendment is that GSAM could earn a positive performance adjustment in declining markets provided that the decline in the Gross Total Return of the GSAM Account is less than the decline in the total return of the Russell 1000 Growth Index. A detailed description of the various features of the Performance Fee Amendment, together with sample calculations and examples, appear below.

  Initial Period. Under the Performance Fee Amendment, GSAM's fee would be adjusted to reflect the performance of the Account only after the Performance Fee Amendment has been in effect for 12 months ("Initial Period") following the date ("Effective Date") on which the Performance Fee Amendment becomes effective. For the first three quarters of the Initial Period, GSAM would be entitled to receive a Base Fee of .075% of the average net assets of the GSAM Account (or 7.5 basis points). At the end of the fourth quarter of the Initial Period, GSAM would be entitled to receive a fee equal to .075% of the average net assets of the GSAM Account plus or minus the applicable performance adjustment for the Initial Period. This adjustment would be calculated by multiplying the average net assets of the GSAM Account for the Initial Period by a factor ("Performance Component") equal to 25% of the difference between
(i) the total return of the GSAM Account, calculated without regard to expenses incurred in the operation of the GSAM Account ("Gross Total Return") during the Initial Period, and (ii) the total return of the Russell 1000 Growth Index ("Index Return") during the Initial Period plus a performance hurdle of 30 basis points.

  Subsequent Quarterly Periods. For each quarter following the fourth quarter of the Initial Period, GSAM would receive a quarterly fee of 7.5 basis points plus or minus 1/4 of the Performance Component multiplied by the average net assets of the GSAM Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the GSAM Account, the Index Return and the average net assets of the GSAM Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.

  Maximum Performance Adjusted Fee. Under the Performance Fee Amendment, the Base Fee, as adjusted by application of the Performance Component ("Performance Adjusted Fee") is limited such that the annual advisory fee received by GSAM will not exceed .50% of the average net assets (or 50 basis points) of the GSAM Account. Due to the performance hurdle noted above, this maximum fee level would be attained only to the extent that the GSAM Account outperforms the Russell 1000 Growth Index by a factor of at least 110 basis points. The maximum payment to GSAM for any quarter (other than the fourth quarter of the Initial Period) will be limited to not more than .125% of the average net assets of the GSAM Account (or 12.5 basis points).

  Minimum Contractual Fee. The minimum fee payable to GSAM with respect to any annual period and with respect to any single quarter are also limited under the Performance Fee Amendment. These minimum payments ("Minimum Contractual Fee") are .10% of the average net assets of the GSAM Account (or 10 basis points) with respect to the Initial Period and each subsequent annual period, and .025% of such assets (or 2.5 basis points) with respect to any single quarter. Due to the performance hurdle noted above, this minimum fee level would be reached only in the event that the GSAM Account underperforms the Russell 1000 Growth Index by a factor of at least 50 basis points.

  Recoupment Feature. The Performance Fee Amendment provides for a "recoupment feature" with respect to the Initial Period. If the aggregate of the payments to GSAM made with respect to the first four quarters following the Effective Date exceed the Performance Adjusted Fee to which GSAM would be entitled with respect to the Initial Period, advisory fees payable to GSAM with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by GSAM with respect to the Initial Period and such Performance Adjusted Fee is fully recouped by the GSAM Account. In accordance with the Minimum Contractual Fee provision noted above, however, no quarterly payment to GSAM will be less than 2.5 basis points.

  EFFECT OF THE PERFORMANCE FEE AMENDMENT. As indicated above, the advisory fee payable to GSAM at the end of each of the first three fiscal quarters of the Initial Period would be paid at the Base Fee rate and would not be increased or decreased to reflect the performance of the GSAM Account. At the end of the fourth fiscal quarter following the Effective Date, however, GSAM would be entitled to receive a Performance Adjusted Fee based on the performance of the GSAM Account during the full twelve months of the Initial Period. Hypothetical examples of how the Performance Adjusted Fee would be calculated at the end of the Initial Period are set forth in the tables below.

  Hypothetical Performance Adjustment, assuming a Positive Performance Adjustment. Table 1A below shows the manner in which the value added by GSAM would be determined for purposes of calculating the advisory fee payable to GSAM at the end of the Initial Period, under circumstances that would result in a net increase in advisory fees payable to GSAM:

                                   TABLE 1A

     Gross Total Return of GSAM Account for the Initial Period........... 11.00%
     Index Return for the Initial Period................................. 10.00%
       plus performance hurdle of 30 basis points........................   .30%
                                                                          ------
                                                                          10.30%
     Value Added by GSAM with respect to the Initial Period..............   .70%

  Assuming the facts shown in the hypothetical example above, GSAM would have received a quarterly base fee of .075% of the average net assets of the GSAM Account (7.5 basis points) for each of the first three quarters of the Initial Period. For the fourth quarter, GSAM would be entitled to receive a Performance Adjusted Fee of 7.5 basis points of the average net assets plus 25% of value added by GSAM during the Initial Period (25% X 70 basis points =
17.5 basis points). Thus, the payment to GSAM at the end of the fourth quarter would be the Base Fee of .075% of the average net assets of the GSAM Account plus a performance adjustment of .175% of such assets, for a total payment of 25 basis points or .25% of the average net assets of the GSAM Account. The total Performance Adjusted Fee paid to GSAM for the Initial Period would be
 .475% of the average net assets of the GSAM Account for the Initial Period.

  Pro forma Expense Impact. Table 1B shows below shows the amount of the advisory fee that would have been paid to GSAM had the GSAM Account outperformed the Russell 1000 Growth Index to the extent shown in the hypothetical example set forth in Table 1A during the fiscal year ended June 30, 1997. Also shown is the fee that would have been payable under the flat fee arrangement currently in effect, as well as the pro forma expense ratio of the Growth Portfolio as a whole in both cases. Note that such pro forma calculations assume that $80,480,620 (one-half of the Growth Portfolio's assets as of June 30, 1997) were subject to the Performance Fee Amendment.

                                   TABLE 1B

Performance Adjusted                         Current GSAM Fee of .30%
  Fee to GSAM*.................. $382,228       of average net assets.......... 241,441

Resulting Pro forma Expense Ratio            Resulting Expense Ratio for the
  for the Total Portfolio**.....     .63%      Total Portfolio**...............    .55%

--------
 * Effective annual rate of .475% of subject assets, calculated as shown in Table 1A.
** Figure shown includes all expenses, other than extraordinary expenses and brokerage commissions.

  Hypothetical Performance Adjustment, assuming a negative Performance Adjustment. The following table shows the manner in which the value added by GSAM would be determined for purposes of calculating the advisory fee payable to GSAM at the end of the Initial Period under circumstances that would result in a net decrease in advisory fees payable to GSAM. In this example, the hypothetical Gross Total Return of the GSAM Account is the same as is shown in Table 1A, but the Index Return for the period is higher than in the prior example.

                                   TABLE 2A

     Gross Total Return of GSAM Account for the Initial Period........... 11.00%
     Index Return........................................................ 11.00%
       plus performance hurdle of 30 basis points........................   .30%
                                                                          -----
                                                                          11.30%
     Total Return Added by GSAM with respect to the Initial Period.......  -.30%

  Assuming the facts shown in the hypothetical above, GSAM would have received a quarterly payment under the Base Fee of .075% (7.5 basis points) of the average net assets of the GSAM Account for each of the first three quarters of the Initial Period. For the fourth quarter, GSAM would be entitled to receive a Performance Adjusted Fee equal to .075% of the average net assets of the GSAM Account less 25% of the shortfall in the GSAM Account during the prior 12 month period--in this case, 25% X -30 basis points = -7.5 basis points. Thus, factoring in this downward adjustment, the fourth quarter payment would be the Base Fee installment of .075% of the average nets assets of the GSAM Account less the performance adjustment of .075% of such assets, for a total fourth quarter payment of 0 and a Performance Adjusted Fee for the entire Initial Period of 22.5 basis points.

  Giving effect to the Minimum Contractual Fee provision, however, GSAM would actually receive a fourth quarter payment in the amount of the Minimum Contractual Fee of .025% of the average net assets of the GSAM Account, or 2.5 basis points. The resulting excess over the actual Performance Adjusted Fee with respect to the Initial Period would be recouped by the GSAM Account by reducing the fee payable to GSAM with respect to the succeeding quarters, provided that no quarterly payment to GSAM would be less than 2.5 basis points.

  Pro forma Expense Impact. Table 2B below shows the amount of the advisory fee that would have been paid to GSAM had the GSAM Account underperformed the Russell 1000 Growth Index to the extent shown in the hypothetical example set forth in Table 2A during the fiscal year ended June 30, 1997. Also shown is the fee that would have been payable under the flat fee arrangement currently in effect, as well as the pro forma expense ratio of the Growth Portfolio as a whole in both cases. Note that such pro forma calculations assume that $80,480,620 (one-half of the Growth Portfolio's assets as of June 30, 1997), were subject to the Performance Fee Amendment.

                                   TABLE 2B

Performance Adjusted Fee to                     Current GSAM Fee of .30% of
 GSAM*...........................   $181,081     average net assets................ $241,441

Resulting Pro forma Expense Ratio               Resulting Expense Ratio for the
 for the Total Portfolio**.......       .48%    Total Portfolio**..................     .55%

--------
 * Effective annual rate of .225% of subject assets, calculated as shown in Table 2A.
** Figure shown includes all expenses, other than extraordinary expenses and brokerage commissions.

  Comparative Annual Operating Expenses. The table and example shown below are designed to assist investors in understanding the various costs and expenses of investing in shares of the Growth Portfolio in the event that the Performance Fee Amendment is implemented. The table and accompanying example are designed to correspond with the tables that appear on page 2 of the prospectus for The Hirtle Callaghan Trust. Neither should be considered a representation of past or future expenses of performance and actual expenses may vary from year to year and may be higher or lower than those shown.

  The following table provides data concerning the Portfolio's management fees and expenses as a percentage of average net assets for the fiscal year ended June 30, 1997. Figures shown reflect expenses under the GSAM Contract as currently in effect and expenses that would be incurred if the Performance Fee Amendment had been in effect during that period, and assuming that the Growth Portfolio outperformed the Russell 1000 Growth Index by a factor of 1.0% (or 100 basis points) as shown in Table 1B. Figures shown reflect expenses incurred during the fiscal year ended June 30, 1997.

                                      UNDER GSAM AGREEMENT UNDER PERFORMANCE FEE
                                      CURRENTLY IN EFFECT        AMENDMENT
                                      -------------------- ---------------------
     Management Fees.................         .35%                 .48%
     Other Expenses..................         .20%                 .20%
     Total Portfolio.................         .55%                 .68%
     Operating Expenses..............

  EXAMPLE: The following illustrates the expenses on a $1,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                          UNDER GSAM AGREEMENT UNDER PERFORMANCE
                                          CURRENTLY IN EFFECT    FEE AMENDMENT
                                          -------------------- -----------------
     1 year..............................         $ 6                 $ 6
     3 years.............................         $18                 $20
     5 years.............................         $31                 $34
     10 years............................         $69                 $76

  The preceding example assumes that all dividends and distributions are reinvested and that the percentage totals shown in Table 2: "Annual Operating Expenses" remain the same in the years shown. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

  FACTORS CONSIDERED BY THE BOARD OF TRUSTEES. During the course of their deliberations with respect to the Performance Fee Amendment, the Trustees considered representations made by Hirtle Callaghan to the effect that, at the Growth Portfolio's current asset levels, the fee to be paid by the Growth Portfolio to GSAM was not competitive with fees received by GSAM from other investment advisory clients similar to the Growth Portfolio, the particular investment style to be followed by GSAM in managing that portion of the Growth Portfolio's assets assigned to it, the nature and quality of the services historically provided by that firm to its clients and its depth and resources. The Board also considered that, as a result of the 30 basis point performance hurdle, GSAM would earn a positive performance adjustment only to the extent that its activities resulted in sufficient value added to cover the scheduled Base Fee with respect to the immediately preceding 12 month period. In addition, the Board reviewed the use of the Russell Growth 1000 Index as the basis for the performance Index. The Russell Growth 1000 Index is a subset of a broader index, compiled by the Frank Russell Company, and is designed to measure the performance of certain equity securities that have higher price-to-book ratios and higher forcasted growth rates than average range for stocks included in the S&P Index. The average market capitalization of the Russell Growth 1000 Index is $ 7.6 billion.

  The Board was also advised by counsel regarding the requirements of the Investment Advisers Act of 1940 ("Investment Advisers Act") as they relate to incentive compensation such as is contemplated by the Performance Fee Amendment. The Board reviewed with counsel and management rules adopted by the SEC under the Investment Advisers Act that contemplates that a performance adjustment will be calculated based on the change in the net asset value per share of the fund involved. The Board also considered the fact that under the Performance Fee Amendment, GSAM's performance would be measured against the gross performance achieved in that portion of the Growth Portfolio allocated to GSAM and thus that performance compensation calculated in the manner contemplated by the Performance Fee Amendment might be viewed as inconsistent with the Investment Advisers Act. In light of the foregoing, it was determined that, if approved by the shareholders of the Growth Portfolio, the Performance Fee Amendment would not become effective until the first calendar quarter following receipt of assurances from the staff of the SEC that the method by which the Performance Component is proposed to be computed will not be viewed by the SEC staff as inconsistent with the requirements of the Investment Advisers Act or corresponding exemptive relief. There can be no assurance that such relief will be granted by the SEC.

  VOTE REQUIRED FOR APPROVAL OF PROPOSAL II. Approval of the Performance Fee Amendment requires the approval of a "majority of the outstanding voting securities" of the Growth Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Growth Portfolio's outstanding voting securities. If the Performance Fee Amendment is not approved by the Growth Portfolio's shareholders at the Special Meeting, and Proposal I is approved, the fulcrum fee arrangement described above will not take effect and the GSAM Agreement will continue in effect in accordance with its terms, as described in Proposal I.

    PROPOSAL III: APPROVAL OF ADVISORY FEE INCREASE IN THE VALUE PORTFOLIO

  SUMMARY AND BACKGROUND. Since the commencement of its operations on August 25, 1995, the Value Portfolio has retained Institutional Capital Corporation ("ICAP") to provide portfolio management services to a portion of the assets of the Value Portfolio. Under the terms of its portfolio management agreement ("Agreement"), ICAP is currently entitled to receive as compensation for its services a fee calculated at the annual rate of .30% of the average net assets of that portion of the Value Portfolio ("ICAP Account") from time to time allocated to ICAP by the Board. ICAP has requested, and the Board of Trustees has approved, subject to the approval of the shareholders of the Value Portfolio, an increase of .05% (or 5 basis points) in the advisory fee payable to ICAP. Under the Investment Company Act, such fee increase may not take effect unless and until it is approved by a majority of the outstanding shares of the Value Portfolio. A copy of the proposed amendment to the ICAP Agreement appears as Exhibit C to this Proxy Statement. The proposal to increase ICAP's fee is discussed below, as Proposal III.

  EFFECT OF THE PROPOSED FEE INCREASE. The table below illustrates the impact that the proposed fee increase would have had on the Value Portfolio had it been in effect with respect to the fiscal year ended June 30, 1997.

        NET ASSETS         ACTUAL FEE PAID TO ICAP              PRO FORMA FEE
      OF ICAP ACCOUNT   (CALCULATED AS .30% OF AVERAGE  (CALCULATED AS .35% OF AVERAGE
       AS OF 6/30/97    NET ASSETS OF THE ICAP ACCOUNT) NET ASSETS OF THE ICAP ACCOUNT)
      ---------------   ------------------------------  ------------------------------
        $73,771,454.85             $150,281                        $175,328

  The following table provides data concerning the management fees and expenses the would be experienced by the Value Portfolio the fiscal year ended June 30, 1997, had the proposed increased fee been effect during that period. Figures shown reflect expenses as currently in effect and expenses that would be incurred if the Fee Amendment had been in effect during that period.

                                          UNDER THE CURRENT     IF PROPOSED
                                            FEE SCHEDULE    INCREASE IS APPROVED
                                          ----------------- --------------------
     Management Fees.....................       .35%                .38%
     Other Expenses......................       .20%                .20%
     Total Portfolio.....................       .55%                .58%
     Operating Expenses..................

  EXAMPLE: The example below illustrates the expenses on a $1,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the percentage totals shown in Table 2: "Annual Operating Expenses" remain the same in the years shown. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

                                             UNDER FEE SCHEDULE  UNDER INCREASE
                                             CURRENTLY IN EFFECT FEE ARRANGEMENT
                                             ------------------- ---------------
     1 year.................................         $ 6               $ 6
     3 years................................         $18               $19
     5 years................................         $31               $32
     10 years...............................         $69               $73

  FACTORS CONSIDERED BY THE BOARD. At a special meeting of the Board held on November 21, 1997, the Board considered and approved, subject to the approval of the shareholders of the Value Portfolio, an amendment to the ICAP Agreement that would increase from .30% of the average net assets of the ICAP Account to
 .35% of the average net assets of the ICAP Account, the rate at which the advisory fee payable to ICAP is calculated. During the course of its deliberations, the Board reviewed the management style and performance record of ICAP, information provided to it by ICAP regarding the profitability of the ICAP Agreement to ICAP, as well as information relating to the nature and quality of the services to be provided by ICAP and the background and experience of those individuals responsible for making day-to-day investment decisions with respect to the ICAP Account. In particular, the Board was apprised that the rate at which the advisory fee payable to ICAP by other registered investment companies are calculated at a rate materially higher than that currently provided for in the ICAP Agreement and that ICAP's performance had significantly exceeded the benchmark S&P Index during the same period. The Board also considered the representation of officers of Hirtle Callaghan to the effect that ICAP had expressed the intention of terminating the ICAP Agreement if the fees payable to it for its services to the ICAP Account were not adjusted in the manner proposed. At its meeting, the Board was also advised by counsel regarding its responsibilities under Section 15(c) of the Investment Company Act and the requirements of Section 15(a) of that Act.

  INFORMATION ABOUT ICAP. ICAP, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. Investment decisions for those assets of the Portfolio assigned to ICAP are made by a team of ICAP investment professionals;

investment decisions are made by committee and no single individual has primary responsibility for making recommendations to the committee. ICAP had assets of approximately $9.3 billion under management as of August 31, 1997, of which approximately $1.7 billion represented assets of mutual funds. For the fiscal year ended June 30, 1997, ICAP received advisory fees from the Value Portfolio in the amount of $150,281.

  ICAP provides investment advisory services to seven investment company portfolios. Of these, five are managed by ICAP in a manner that is sufficiently similar to the manner in which the ICAP Account is managed to warrant a fee comparison. The following table sets forth certain information about these portfolios.

                                             ASSETS AT
                  FUND**                  OCTOBER 31, 1997                           ADVISORY FEE*
                  ------                  ----------------                           -------------
                                             (MILLIONS)             (SCHEDULED FEE ON THE EQUITY PORTION OF ASSETS ONLY:)
 Nuveen Growth and Income Stock Fund           $735.4              .35% on the first $500 million of average net
 Nuveen Balanced Stock and Bond Fund           $73.7               assets; .30% on next $500 million of such
 Nuveen Balanced Municipal and Stock Fund      $45.2               assets; and .25% on assets over $1 billion

 ICAP Discretionary Equity Portfolio           $156.9              These funds are structured with a single
 ICAP Equity Portfolio                         $328.8              fee of .80% of average net assets payable to
                                                                   ICAP, from which fee ICAP pays all other fund
                                                                   expenses. Effective advisory fee to ICAP for
                                                                   the period ended December 31, 1996 was
                                                                   .48% of average net assets

--------
 * Figures shown do not take into account fee waivers, if any, in effect for the companies listed.
** ICAP provides advisory services only with respect to the equity portion of the investment portfolio of the listed companies.

  INFORMATION ABOUT THE ICAP AGREEMENT. The terms and conditions set forth in the ICAP Agreement are, in all material respects, the same as those contained in the Prior Agreement except for the description of the portfolio manager, the effective and termination dates, and the modification of certain indemnification provisions included in the ICAP Agreement. Both agreements require the portfolio manager, subject to the overall supervision of the Board, to provide a continuous investment program for the assets of the Value Portfolio, or that portion of such assets as may be, from time to time, allocated to it. Under both agreements, the named portfolio manager is responsible, among other things, for the provision of investment research, management of all investments and the selection of brokers and dealers through which securities transactions are executed, as well as the maintenance of certain records required under relevant provisions of the Investment Company Act. The agreements each also provide that the portfolio manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the portfolio manager for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the Value Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the portfolio manager. Each of the agreements also provides for its termination, at any time and without penalty, either by the Trust or by the portfolio manager, in each case upon sixty days' written notice, and its termination in the event of an "assignment" as defined in the Investment Company Act. The ICAP Agreement was approved by the Trust's initial shareholder on July 21, 1995, and was last approved by the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on May 6, 1997.

  VOTE REQUIRED FOR APPROVAL OF PROPOSAL III. Approval of the Proposal III requires the approval of a "majority of the outstanding voting securities" of the Value Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Growth Portfolio's outstanding voting securities. If Proposal III is not approved by the Value Portfolio's shareholders at the Special Meeting (including any adjournments thereof), the ICAP Agreement will continue in effect, and ICAP will continue to be compensated at the current rate of .30% of the average daily net assets of the ICAP Account.

                            MANAGEMENT OF THE TRUST

  INFORMATION ABOUT HIRTLE CALLAGHAN. Pursuant to a written agreement ("HCCI Consulting Agreement") Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the several portfolio managers retained by the Trust. The HCCI Consulting Agreement provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust's principal office. For its services under the HCCI Consulting Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio's average net assets. For the fiscal year ended June 30, 1997, Hirtle Callaghan received advisory fees from the Value Portfolio and the Growth Portfolio in the amount of $44,605 and $ 65,417, respectively. Hirtle Callaghan's principal offices are located at 575 East Swedesford Road, Wayne, Pennsylvania 19087. Hirtle Callaghan was organized in 1988. A registered investment adviser under the Investment Advisers Act, Hirtle Callaghan had, as of June 30, 1997 had approximately $1.6 billion in assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle and Donald E. Callaghan, each of whom also serves on the Trust's Board. Mr. Callaghan also serves as President of the Trust. Robert J. Zion, a principal of Hirtle Callaghan, serves as Treasurer and Vice President of the Trust. The HCCI Consulting Agreement was approved by the Trust's initial shareholder on July 21, 1995, and was last approved by the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on May 6, 1997.

  ADMINISTRATION, DISTRIBUTION AND RELATED SERVICES. BISYS Fund Services, Inc. and certain of its affiliated companies ("BISYS") currently provide administration, transfer agency, distribution and accounting services to the Trust pursuant to the terms of separate agreements between BISYS and the Trust. For the administration, transfer agency and fund accounting services it provides to the Trust, BISYS receives an omnibus fee, which fee is computed daily and paid monthly in arrears, at an annual rate of .10% of the aggregate average net assets of the Value Equity, Growth Equity, Small Capitalization Equity and International Equity Portfolios and of any additional portfolios that invest primarily in equity securities that may be created by the Trust in the future and .08% of the aggregate average net assets of the Limited Duration Municipal Bond Portfolio and of any additional portfolios that invest primarily in debt securities that may be created in the future by the Trust.

  OTHER MATTERS. As a Delaware business trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters.

  The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Growth Portfolio as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust's portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

                                          GROWTH EQUITY   VALUE EQUITY
     NAME AND ADDRESS OF RECORD HOLDERS     PORTFOLIO       PORTFOLIO
     ----------------------------------   -------------   -------------
     Bankers Trust Company                8,906,097.093   5,753,967.748
     1 Bankers Trust Plaza                      (76.72%)        (64.63%)
     New York, N.Y. 10006

     PNC Bank, N.A.--                       757,657.023   1,079,842.742
     P.O. Box 7780-1888                            6.53%        (12.13%)
     Philadelphia, PA 19182

     Northern Trust Company                 930,144.182     911,644.459
     P.O. Box 92956                              (8.01%)        (10.24%)
     Chicago, IL 60675

  A properly executed and returned form of Proxy marked with an abstention will be considered present at the Special Meeting for the purpose of determining the existence of a quorum. If any form of proxy received by the Trust that withholds authority to vote represents a "broker non-vote," shares represented by such form of proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting and will not be deemed "votes cast" with respect to any matter with respect to which authority to vote is withheld. As used in this Proxy Statement, "broker non-vote" means a form of proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power. Abstentions and broker non-votes will thus not constitute a vote "for" or "against" any matter, but will have the same effect as a negative vote with respect to matters which require the approval of a requisite percentage of the outstanding shares of the relevant Portfolio.

By Order of the Board of Trustees

                                                                      EXHIBIT A
                                                          (RE GROWTH PORTFOLIO)

                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this 18th day of September, 1997, between Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., a New York limited partnership, and THE HIRTLE CALLAGHAN TRUST, a Delaware business trust ("Trust").

  WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act"), which currently offers five series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future (each referred to hereinafter as a "Portfolio" and collectively, as the "Portfolios"); and

  WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Growth Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

  NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

  1. APPOINTMENT OF PORTFOLIO MANAGER. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under that Act and other applicable federal securities laws.

  2. DUTIES OF PORTFOLIO MANAGER. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, in writing, by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary to ensure orderly management of the Account or the Portfolio.

  (b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers (including, subject to Section 3 of this Agreement, Goldman Sachs & Co.,) through which securities transactions in the Account shall be executed. The Trust agrees that the Portfolio Manager shall manage the Account in accordance with the objectives, policies, and limitations set forth in the Trust's current prospectus and statement of additional information. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

    (i) promptly advise the Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

    (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all such records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request;

    (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

    (iv) render regular reports to the Trust concerning the performance by Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

  3. PORTFOLIO TRANSACTION AND BROKERAGE. (i) In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account at the most favorable execution and net price available. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager may execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, subject to the provisions of the Investment Company Act and the Trust's approved procedures. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will immediately advise Portfolio Manager of any changes in such list.

  (ii) The Portfolio Manager may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Trust as well as its other clients, aggregate, to the extent permitted by applicable laws and rules, the securities to be sold or purchased in order to obtain the most favorable execution and net price. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be the most equitable and consistent with its obligations to the Trust and to such other clients. The Portfolio Manager is not, however, required to aggregate securities orders.

  4. EXPENSES AND COMPENSATION. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee in accordance with the Schedule A of this Agreement.

  5. LIMITATION OF LIABILITY AND INDEMNIFICATION. (a) Neither the Portfolio Manager nor any person that is an "affiliated person" of the Portfolio Manager or any of its affiliated companies (collectively, "Associated

Persons") shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager or such Associated Persons in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

  (b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon written information provided by Portfolio Manager to the Trust (including, without limitation, information contained in Portfolio Manager's then current Form ADV) concerning the Portfolio Manager and its Associated Persons in accordance with Section 9 of the Agreement or otherwise in preparing the Trust's registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission ("SEC Filing"), provided that a copy of any such filing is provided to Portfolio Manager at least 10 days prior to the date on which it will become effective, in the case of a registration statement or, in the case of proxy statements and/or shareholders report, at least 10 days prior to the date on which such document is first distributed shareholders for the purpose of obtaining Portfolio Manager's consent pursuant to Section (v). Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers and employees from any claims, liabilities and expenses (including reasonable attorneys' fees), incurred: (i) as a result of any untrue statement, or alleged untrue statement, of a material fact made by Portfolio Manager in such written information; and/or
(ii) as a result of the omission, or the alleged omission, in such written information of any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading ("Material Omission"), provided that the Trust has relied upon such statement or Material Omission in preparing any SEC Filing. Portfolio Manager shall not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon an untrue statement or Material Omission made by an officer or Trustee of the Trust or where such untrue statement or Material Omission was made in reliance upon information furnished to the Portfolio Manager in writing by such officer or Trustee, or by the Trust's custodian bank, administrator or accounting agent.

  (c) The Trust agrees to indemnify and hold harmless the Portfolio Manager and its Associated Persons from any claims, liabilities and expenses, including reasonable attorneys' fees, incurred as a result of any untrue statement of a material fact which relates to information in any SEC filing, or any omission to state in such written information a material fact necessary to make such statements not misleading ("material omission"), contained in any information in such SEC filings not supplied by the Portfolio Manager pursuant to Section 5(b) hereof.

  (d) The Portfolio Manager shall not be liable for (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Account not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that the Portfolio Manager shall manage the Account as if it was a separate operating series and shall comply with (a) the objectives, policies, and limitations for the Account set forth in the Trust's current prospectus and statement of additional information, and (b) applicable laws and regulations (including, but not limited to, the investment objectives, policies and restrictions applicable to the Account and qualification of the Account as a regulated investment company under the Internal Revenue Code of 1986, as amended) with respect to the portion of the assets of the Account not allocated to the Portfolio Manager. In no event shall the Portfolio Manager or its Associated Persons have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

  6. PERMISSIBLE INTEREST. Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees , officers, agents and shareholders of the

Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

  7. DURATION, TERMINATION AND AMENDMENTS. This Agreement shall become effective as of the date on which that certain agreement between Westfield Capital Management Company and the Trust is terminated ("Effective Date") and shall continue in effect thereafter, unless sooner terminated, for two years provided that this Agreement is approved by the shareholders of the Portfolio on or before the 120th day after such Effective Date. Thereafter, this Agreement shall continue in effect, unless sooner terminated, from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and
(ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees ") who are not "interested persons" of the Trust or any investment adviser to the Trust.

  This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate automatically upon its assignment.

  For purposes of this Agreement, the terms "majority of the outstanding voting securities," "assignment, " "affiliated person" and "interested person" shall have the meanings set forth in the Investment Company Act.

  8. CONFIDENTIALITY; USE OF NAME. (i) Portfolio Manager acknowledges and agrees that during the course of its responsibilities hereunder, it may have access to certain information that is proprietary to the Trust or to one or more of the Trust's agents or service providers, and which information has not been developed by Portfolio Manager. Portfolio Manager agrees that Portfolio Manager, its officers and its employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of Portfolio Manager's responsibilities hereunder or as required by law. In addition, Portfolio Manager shall use its best efforts to ensure that any agent or affiliate of Portfolio Manager who may gain access to such proprietary materials shall be made aware of the proprietary nature of such materials and shall likewise treat such materials as confidential.

  (ii) It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle Callaghan & Co., Inc. ("HCCI")), and derivative of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark (other than to indicate that it is acting as Portfolio Manager to Account) without the prior written consent of the Trust.

  (iii) The Trust will not publish or distribute any information regarding the provision of investment advisory services by the Portfolio Manager pursuant to this Agreement. Notwithstanding the foregoing, the Trust may, without the prior written consent of the Portfolio Manager, distribute information regarding the provision of investment advisory services by the Portfolio Manager (a) to the Trust's Board of Trustees, committees of the Board and officers of the Trust; (b) to the Trust's administrator, fund accounting agent, custodian banks, counsel and auditors; (c) to HCCI; and (d) to persons to whom, and in documents in which, disclosure of such information is required by law.

  (iv) All information and advice by the Portfolio Manager for the Account will be treated as confidential by the Trust and will not be disclosed without the Portfolio Manager's prior written consent to third parties except

(a) to the Trust's Board of Trustees, committees of the Board and officers of the Trust; (b) to the Trust's administrator, fund accounting agent, custodian banks, counsel and auditors; (c) to HCCI; and (d) to persons to whom, and in documents in which, disclosure of such information is required by law.

  (v) The Trust will not publish or use in advertising, publicity or otherwise the name of the Portfolio Manager or any of its affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Portfolio Manager or its affiliates, without the prior written consent of the Portfolio Manager, provided, however, that this limitation does not include the inclusion in the Trust's registration statement of information provided to the Trust in writing by Portfolio Manager.

  (vi) The provisions of this Section 8 shall survive termination of this Agreement.

  9. REPRESENTATION, WARRANTIES AND AGREEMENTS OF PORTFOLIO MANAGER. Portfolio Manager represents and warrants that:

    (a) It is registered as an investment adviser under the Investment Advisers Act of 1940 ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

    (b) It understands that, as a result of its services hereunder, certain of its employees and officers may be deemed "access persons" with respect to the Portfolio within the meaning of Rule 17j-1 under the Investment Company Act and that each such access person is subject to the provisions of the code of ethics ("Trust's Code") adopted by the Trust in compliance with such rule. Portfolio Manager further represents that it is subject to a written code of ethics ("Portfolio Manager's Code") complying with the requirements of Rule 204-2(a)(12) under the Investment Advisers Act and will provide the Trust with a copy of such code of ethics. During the period that this Agreement is in effect, an officer or director of Portfolio Manager shall certify to the Trust, on a quarterly basis, that Portfolio Manager has complied with the requirements of the Portfolio Manager's Code as it relates to the Account during the prior year; and that either (i) that no violation of such code as it relates to the Account occurred or (ii) if such a violation occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, Portfolio Manager shall permit the Trust, or it designated agents, to examine the reports required to be made by Portfolio Manager under rule 17j-1(c)(1) under the Investment Company Act as it relates to the Account. In addition, Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the Securities and Exchange Commission or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust's reasonable requests in this area.

    (c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its Associated Persons that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

  10. STATUS OF PORTFOLIO MANAGER. The services of the Portfolio Manager to the Trust are not to be deemed exclusive, and the Portfolio Manager is free to render similar services to others so long as its services to the Trust are not impaired thereby. The Portfolio Manager will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

  Without limiting the foregoing, the Trust understands that the Portfolio Manager now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, including other investment companies and that the Trust has no objection to the Portfolio Manager so acting, provided that the Portfolio Manager duly performs all obligations under this Agreement. The Trust also understands that the Portfolio Manager may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Portfolio Manager with respect to the Trust. Nothing in this Agreement imposes upon the Portfolio Manager any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Account, any security which the Portfolio Manager or its Associated Persons may purchase or sell for its or their own account(s) or for the account of any other client.

  11. DELIVERY OF INFORMATION AND REPORTS. The Trust agrees to furnish to the Portfolio Manager current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of financial statements, charter documents and such other information with regard to the affairs of the Trust and Account as the Portfolio Manager may reasonably request. The Portfolio Manager agrees to render to the Trust such periodic and special reports regarding its activities under this Agreement as the Trust may reasonably request. The Trust represents that it has received Parts I and II of the Portfolio Manager's Form ADV.

  12. COUNTERPARTS AND NOTICE. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

  If to the Trust:

             Mr. Donald E. Callaghan, President
             The Hirtle Callaghan Trust
             575 East Swedesford Road
             Wayne, PA 19087-1937

  If to Portfolio Manager:

             Goldman Sachs Asset Management
             One New York Plaza
             85 Broad Street
             New York, New York 10004
             Attention: Howard B. Surloff, Esq.

  13. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

  Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of The Growth Equity Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

                                          Goldman, Sachs & Co., on behalf of
                                           Goldman Sachs Asset Management


                                          By:           /s/
                                              -----------------------------

ATTEST:


----------------------------------


                                          The Hirtle Callaghan Trust


                                          By:           /s/
                                              -----------------------------
ATTEST:


----------------------------------

                                  SCHEDULE A

  For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of .30% of the average daily net asset value of the Account, which fee shall be payable monthly. For the purpose of accruing compensation, the net assets of the Account will be determined in the manner provided in the then-current prospectus of the Trust.

  Portfolio Manager shall pay all expenses incurred by GSAM in the performance of its duties under this Agreement and shall not be required to pay any other expenses of the Trust, including but not limited to brokerage and transactions costs incurred by the Trust. In the event of termination of this Agreement, all compensation due to the Portfolio Manager through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.


                                          Goldman, Sachs & Co.,on behalf of
                                           Goldman Sachs Asset Management



Date: October 18, 1997                    By:           /s/
                                              ------------------------------


                                          The Hirtle Callaghan Trust


Date: October 18, 1997                    By:            /s/
                                              -------------------------------

                                                                      EXHIBIT B
                                                          (RE GROWTH PORTFOLIO)

                                   AMENDMENT

  AMENDMENT effective as of       , to that certain Portfolio Management
Agreement dated September 18, 1997, ("Agreement") between Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., a New York limited partnership ("Portfolio Manager") and The Hirtle Callaghan Trust, a Delaware business trust ("Trust").

  WHEREAS, the Trust has retained the Portfolio Manager to provide to a continuous program of investment management for a portion of the assets of The Growth Equity Portfolio of the Trust ("Account") pursuant to the Agreement; the Trust desires to compensate the Portfolio Manager for its services based, in part, on the performance achieved by the Portfolio Manager for the Account;

  NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties to amend the Agreement by deleting Schedule A in its entirety and replacing it with the following new Schedule A:

                 SCHEDULE A: PERFORMANCE COMPENSATION FORMULA

  Initial Period. Under the Performance Fee Amendment, GSAM's fee would be adjusted to reflect the performance of the Account only after the Performance Fee Amendment has been in effect for 12 months ("Initial Period") following the date ("Effective Date") on which the Performance Fee Amendment becomes effective.

  For the first three quarters of the Initial Period, GSAM shall receive a Base Fee of .075% of the average net assets of the GSAM Account (or 7.5 basis points). For the fourth quarter of the Initial Period, GSAM shall receive a fee equal to .075% of the average net assets of the GSAM Account plus or minus a Performance Component multiplied by the average net assets of the GSAM Account for the Initial Period. The Performance Component shall be calculated by (a) computing the difference between (i) the total return of the GSAM Account without regard to expenses incurred in the operation of the GSAM Account ("Gross Total Return") during the Initial Period, and (ii) the return of the Russell 1000 Growth Index ("Index Return") during the Initial Period plus 30 basis points; and (b) multiplying the resulting factor by 25%.

  Subsequent Quarterly Periods. For each quarter following the fourth quarter of the Initial Period, GSAM would receive a quarterly fee of 7.5 basis points plus or minus 1/4 of the Performance Component (calculated in the same manner as set forth with respect to the Initial Period and set forth above) multiplied by the average net assets of the GSAM Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the GSAM Account, the Index Return and the average net assets of the GSAM Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.

  Maximum Performance Adjusted Fee. Notwithstanding the formula set forth above, the maximum fee to which GSAM shall be entitled with respect to any 12 month period shall be .50% of the average net assets of the GSAM Account (or 50 basis points). The maximum fee to which GSAM shall be entitled with respect to any quarter (other than the fourth quarter of the Initial Period) shall be
 .125% of the average net assets of the GSAM Account (or 12.5 basis points). Due to the performance hurdle noted above, this maximum fee level would be attained only to the extent that the GSAM Account outperforms the Russell 1000 Growth Index by a factor of at least 110 basis points.

  Minimum Contractual Fee. The minimum fee payable to GSAM with respect to any annual period (including the Initial Period) shall be .10% of the average net assets of the GSAM Account (or 10 basis points);

the minimum fee payable with respect to any single quarter shall be .025% of the average net assets of the GSAM Accounts (or 2.5 basis points). Due to the performance hurdle noted above, this minimum fee level would be reached only in the event that the GSAM Account underperforms the Russell 1000 Growth Index by a factor of at least 50 basis points.

  Recoupment Feature. If the aggregate of the payments to GSAM made with respect to the first four quarters following the Effective Date exceed the Performance Adjusted Fee to which GSAM would be entitled with respect to the Initial Period, advisory fees payable to GSAM with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by GSAM with respect to the Initial Period and such Performance Adjusted Fee is fully recouped by the GSAM Account. In accord with the Minimum Contractual Fee provision noted above, however, no quarterly payment to GSAM will be less than 2.5 basis points.

  Expenses; Effectiveness. Portfolio Manager shall pay all expenses incurred by it in the performance of its duties under the Agreement and shall not be required to pay any other expenses of the Trust, including but not limited to brokerage and transactions costs incurred by the Trust. In the event of termination of this Agreement, all compensation due to the Portfolio Manager through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination. This Amendment shall become effective as of the first date written above.

Goldman, Sachs & Co., on behalf of        The Hirtle Callaghan Trust on behalf
 Goldman Sachs Asset Management            of The Growth Equity Portfolio



By:                                       By:
   ----------------------------------        ----------------------------------

Date:                                     Date:
     --------------------------------          --------------------------------

                                                                      EXHIBIT C
                                                           (RE VALUE PORTFOLIO)

                                   AMENDMENT

  AMENDMENT effective as of       , to that certain Portfolio Management
Agreement, ("Agreement") between Institutional Capital Corporation ("Portfolio Manager") and The Hirtle Callaghan Trust, a Delaware business trust ("Trust").

  WHEREAS, the Trust has retained the Portfolio Manager to provide to a continuous program of investment management for a portion of the assets of The Value Equity Portfolio of the Trust ("Account") pursuant to the Agreement and the parties have agreed to increase the rate at which the advisory fee payable to the Portfolio Manager for its services is calculated;

  NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

  1. The Agreement shall be amended by deleting paragraph 4 of the Agreement in its entirety and substituting there for the following:

    EXPENSES AND COMPENSATION. Portfolio Manager shall pay all of its expenses incurred in the performance of its duties under this Agreement and shall not be required to pay any other expenses of the Trust, including without limitation, brokerage expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of .35% of the average daily net asset value of the Account, which fee shall be payable monthly.

  2. This Amendment shall become effective as of the first business day of the month following the date on which the shareholders of The Value Equity Portfolio this Amendment shall have been approved in accordance with the provisions of the Investment Company Act of 1940 by the Board of Trustees of the Trust and by the shareholders of The Value Equity Portfolio.

Institutional Capital Corporation         The Hirtle Callaghan Trust on behalf
                                           of The Value Equity Portfolio



By:                                       By:
   --------------------------------          ---------------------------------

Date:                                     Date:
     ------------------------------            -------------------------------

                                     PROXY

                          The Value Equity Portfolio
                         of The Hirtle Callaghan Trust
                        Special Meeting of Shareholders
                               January 12, 1997

          This Proxy is Solicited on Behalf of the Board of Trustees
          ----------------------------------------------------------

The undersigned appoints, Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Hirtle Callaghan Trust (the "Trust") representing interests in the Trust's Value Equity Portfolio at the offices of Hirtle, Callaghan & Co., Inc., 575 East Swedesford Road., Wayne, PA 19807-1937 on January 12 1998, at 10 a.m., and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked below, this proxy is given WITH authority to vote FOR the proposal indicated below. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The Board of Trustees recommends that you vote "FOR" each of the proposals below.

(1) To approve an amendment to the Portfolio Management Agreement between the Trust and Institutional Capital Corporation ("ICAP") relating to The Value Equity Portfolio, which amendment will increase the fee to which ICAP is entitled for its services to The Value Equity Portfolio.

                      FOR         AGAINST         ABSTAIN
                      ---         -------         -------
                      / /           / /             / /

IMPORTANT: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Dated:________________, 199_



                                    The Value Equity Portfolio


______________________________
Signature and Title


______________________________
Signature, if held jointly


                                                 ________________________ shares


Sign, Date and Return the Proxy
Promptly Using the Enclosed Envelope to: BISYS Fund Services, Attn: Amy Kaup,
                                         125 W. 55th St., 11th Floor,
                                         New York, New York 10019

                                     PROXY

                          The Growth Equity Portfolio
                         of The Hirtle Callaghan Trust
                        Special Meeting of Shareholders
                               January 12, 1998

          This Proxy is Solicited on Behalf of the Board of Trustees
          ----------------------------------------------------------

The undersigned appoints, Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Hirtle Callaghan Trust (the "Trust") representing interests in the Trust's Growth Equity Portfolio at the offices of Hirtle, Callaghan & Co., Inc., 575 East Swedesford Road., Wayne, PA 19087-1937 on January 12, 1998, as 10 a.m. and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked below, this proxy is given WITH authority to vote FOR each of the proposals noted below. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The Board of Trustees recommends that you vote "FOR" each of the proposals below.

(1) To approve the engagement of Goldman Sacks Asset Management ("GSAM") to provide portfolio management services to the Growth Portfolio pursuant to a portfolio management agreement between the Trust and GSAM ("GSAM Agreement").

                      FOR         AGAINST         ABSTAIN
                      ---         -------         -------
                      / /           / /             / /

(2) To approve an amendment of the GSAM engagement pursuant to which GSAM would be compensated on a performance fee basis.

                      FOR         AGAINST         ABSTAIN
                      ---         -------         -------
                      / /           / /             / /

IMPORTANT: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Dated:________________, 199_



                                    The Growth Equity Portfolio


______________________________
Signature and Title


______________________________
Signature, if held jointly


                                                 ________________________ shares


Sign, Date and Return the Proxy
Promptly Using the Enclosed Envelope to: BISYS Fund Services, Attn: Amy Kaup,
                                         125 W. 55th St., 11th Floor,
                                         New York, New York 10019